Fair Value Measurements - Summary of fair value of the warrant liabilities (Detail) - Warrant [Member] - USD ($)	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Fair Value, Net Derivative Asset (Liability) Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Beginning balance	$ 9,097	$ 0
Issuance of Public and Private Placement Warrants	0	10,048,000
Exercised warrants	(11,292,000)	0
Change in fair value	3,101	(951)
Ending balance	$ 906	$ 9,097